                                                                    EXHIBIT 10.1

                                SECOND AMENDMENT
                                ----------------

     SECOND AMENDMENT, dated as of March 18, 2004 (this "Amendment"), to the
AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 17, 2001, as amended by the First Amendment dated as of October 28, 2002 (the "Credit Agreement"), among
FLAVORS HOLDINGS INC., a Delaware corporation, PNEUMO ABEX CORPORATION, a
Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), BNP
PARIBAS, as documentation agent, and JPMORGAN CHASE BANK, as paying agent (in such capacity, the "Paying Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as described herein; and

     WHEREAS, the parties hereto are willing to amend such provisions on and subject to the terms and conditions herein;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Definitions. Unless otherwise defined herein, terms defined in the Credit
Agreement shall have those meanings when used herein.

     Amendment to Section 1.1 of the Credit Agreement.

         (a) The first sentence of the definition of "Subsidiary" contained in
Section 1.1 of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:

     "; provided, that Excluded Subsidiaries shall be deemed not to constitute
"Subsidiaries" for the purposes of this Agreement (other than the first use of such term in the definition of "Excluded Subsidiaries")"

         (b) Section 1.1 of the Credit Agreement is hereby further amended by adding the following new defined terms in appropriate alphabetical order:

     "Excluded Subsidiaries": from and after the consummation of the Wei Feng
Transaction, each of Wei Feng and any of its Subsidiaries, provided, that (i) at no time shall any creditor of any such Person have any claim (whether pursuant to a Guarantee Obligation, by operation of law or otherwise) against Holdings, the Borrower or any of its Subsidiaries in respect of any Indebtedness or other obligation of any such Person; (ii) neither Holdings, the Borrower nor any of its Subsidiaries shall become a general partner of any such Person; (iii) no default with respect to any Indebtedness of any such Person (including any right which the holders thereof may have to take enforcement action against any such
Person) shall permit (upon notice, lapse of time or both) any holder of any
Indebtedness of Holdings, the Borrower or any of its Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity; (iv) no such
Person shall own any Capital Stock of,

or own or hold any Lien on any property of, Holdings, the Borrower or any of its
Subsidiaries; and (v) no investments, loans or advances may be made in or to any such Person by Holdings, the Borrower or any of its Subsidiaries except pursuant to Section 7.7(i). It is understood that Excluded Subsidiaries shall be disregarded for the purposes of any calculation pursuant to this Agreement relating to financial matters with respect to Holdings, the Borrower and its
Subsidiaries (including for purposes of the definition of Excess Cash Flow), but that cash dividends actually paid by any Excluded Subsidiary to the Borrower or any of its Subsidiaries shall be included in Consolidated Net Income.

     "Mafco Shanghai": Mafco Shanghai Corporation, a Delaware corporation.

     "Wei Feng": Wei Feng Enterprises Limited, a British Virgin Islands company.

     "Wei Feng Transaction": the collective reference to (i) the contribution by the Borrower to Wei Feng of 100% of the Capital Stock of Concord Pacific
Corporation (whose sole assets shall consist of (x) Capital Stock of Xianyang
Concord Natural Products Co., Ltd. and (y) miscellaneous assets with an aggregate book value not to exceed $375,000); (ii) the contribution by the
Borrower, through Mafco Shanghai, to Wei Feng of (x) $2,400,000 of cash and (y)
an additional amount of cash not to exceed $1,100,000, determined based on asset values, all of which is expected to be distributed immediately upon receipt to the other shareholder in Wei Feng; (iii) the receipt by Mafco Shanghai of shares of common stock of Wei Feng such that, immediately after giving effect thereto,
Mafco Shanghai will own 50% of the outstanding common stock of Wei Feng; (iv)
the contribution by the Borrower from time to time of an aggregate amount of up to $1,250,000 to Wei Feng to finance its working capital needs (including capital expenditures) and an additional aggregate amount of up to $2,000,000 for any purpose, and (v) the payment by Mafco Shanghai to Wei Feng of up to
$1,200,000 in respect of an "earn-out" that will be based on a portion of the operating income of Wei Feng, all of which is expected to be distributed immediately upon receipt to the other shareholder in Wei Feng.

     Amendment to Section 6 of the Credit Agreement. Section 6 of the Credit
Agreement is hereby amended by adding the following new Section 6.10 to the end thereof:

     "6.10 Organizational Separateness. (a) Maintain bank accounts with commercial banking institutions that are separate from those of the Excluded
Subsidiaries.

     (b) Maintain accurate and separate books, records and accounts in a manner permitting its assets and liabilities to be easily separated from those of the
Excluded Subsidiaries.

     (c) Ensure that its monies and other assets are not commingled with the monies or other assets of any Excluded Subsidiary.

     (d) Use commercially reasonable efforts in its capacity as a shareholder in a non-Wholly Owned Subsidiary to cause each Excluded Subsidiary to not hold itself out to the public or to any of its individual creditors as being a unified Person with common assets and liabilities with Holdings, the Borrower or any of its Subsidiaries or act in a manner that would otherwise cause its creditors to believe that such Person was not a separate entity from such other
Persons.

     (e) Without limiting the generality of the foregoing, not take any action, or conduct its affairs in a manner, and use commercially reasonable efforts in its capacity as a

shareholder in a non-Wholly Owned Subsidiary to cause each Excluded Subsidiary to not take any action, or conduct its affairs in a manner, that could reasonably be expected to result in the separate existence of any Excluded
Subsidiary being ignored, or the assets and liabilities of any Excluded
Subsidiary being substantively consolidated with those of Holdings, the Borrower or any of its Subsidiaries in a bankruptcy, reorganization or other insolvency proceeding."

     Amendment to Sections 7.5, and 7.7 and 7.10 of the Credit Agreement.

     (a) Section 7.5 of the Credit Agreement is hereby amended by adding to the end thereof the following new clause: "(g) asset dispositions expressly described in the definition of Wei Feng Transaction".

     (b) Section 7.7 of the Credit Agreement is hereby amended by adding to the end thereof the following new clause: "(i) investments expressly described in the definition of Wei Feng Transaction".

     (c) Section 7.10 of the Credit Agreement is hereby amended by adding to the end thereof the following new clause: "(i) Indebtedness pursuant to the earn-out provision described in the definition of Wei Feng Transaction".

     Amendment to Section 8 of the Credit Agreement.

     (a) Section 8(c) of the Credit Agreement is hereby amended by adding the reference ", 6.10" after the reference "6.7(c)" contained therein.

     (b) Section 8 of the Credit Agreement is hereby amended by adding the following clause (n) after clause (m):

     (n) Mafco Shanghai shall (i) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of other
Persons, (ii) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (x) nonconsensual obligations imposed by operation of law, (y) obligations pursuant to the Loan Documents to which it is a party and (z) obligations with respect to its Capital Stock, (iii)
own, lease, manage or otherwise operate any properties or assets other than the ownership of shares of Capital Stock of other Persons, (iv) cease to be a Wholly
Owned Subsidiary of the Borrower, or (v) cease to own, directly or indirectly, all of the Borrower's direct or indirect interests in the Excluded Subsidiaries;

     Guarantee and Collateral Matters. For the avoidance of doubt, the parties hereto agree that (a) concurrently with the consummation of the transactions described in clauses (i), (ii) and (iii) of the definition of "Wei Feng
Transaction" (the "Initial Wei Feng Transactions"), the Capital Stock of Concord
Pacific Corporation and Xianyang Concord Natural Products Co., Ltd. and all
other assets of Concord Pacific Corporation shall cease to constitute Collateral and Concord Pacific Corporation shall cease to be a Guarantor, (b) no Excluded
Subsidiary shall be

required to become a party to the Guarantee and Collateral Agreement and (c)
100% of the Capital Stock of Mafco Shanghai (but none of the Capital Stock of
Wei Feng) shall be pledged as Collateral. At the request and sole expense of the
Borrower, the Paying Agent shall deliver to the Borrower the relevant Collateral referred to in clause (a) above and execute and deliver to the Borrower such documents as it shall reasonably request to evidence the release of such
Collateral (including UCC-3 partial termination statements).

     Representations and Warranties. The representations and warranties made by the Borrower in Section 4 of the Credit Agreement, after giving effect to this
Amendment and the transactions contemplated hereby, shall be true and correct in all material respects, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date. The Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     Effectiveness. This Amendment shall be effective on and as of the date (the
"Effective Date") on which this Amendment shall have been executed and delivered by the Borrower, Holdings and the Required Lenders; provided that this Amendment shall cease to be effective if the Initial Wei Feng Transactions are not consummated on or prior to June 30, 2004.

     Continuing Effect of Loan Documents. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Loan Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower. Except as expressly amended or modified herein, the provisions of the Loan Documents are and shall remain in full force and effect.

     Counterparts; Binding Effect. (a) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts
(including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     (b) The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns and binding in respect of all of its commitments and Loans, including any commitments or Loans acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

     Payment of Expenses. The Borrower agrees to pay or reimburse the Paying
Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Paying
Agent.

     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                  FLAVORS HOLDINGS INC.

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  PNEUMO ABEX CORPORATION

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  JPMORGAN CHASE BANK, as Paying Agent and as a Lender

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  BNP PARIBAS, as Documentation Agent and as a Lender

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  Archimedes Funding III, Ltd.

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  Archimedes Funding IV, Ltd.

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  Balanced High Yield Fund II Ltd.

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  CREDIT SUISSE FIRST BOSTON

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  ING Prime Rate Trust

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  Long Lane Master Trust IV

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  ML CLO XII Pilgrim America (Cayman)

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  ML CLO XV Pilgrim America (Cayman), Ltd.

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  ML CLO XX Pilgrim America (Cayman)

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  Mountain Capital CLO I Ltd.

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  Mountain Capital CLO II Ltd.

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  ORIX Financial Services Inc.

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  Pilgrim America High Income Investments Ltd.

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  Pilgrim CLO 1999-1 Ltd.

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  SEQUILS - Pilgrim I, Ltd.

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  VAN KAMPEN SENIOR INCOME TRUST

                  By:      Van Kampen Investment Advisory Corp.

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  VAN KAMPEN PRIME RATE INCOME TRUST

                  By:      Van Kampen Investment Advisory Corp.

                  By:
                     -----------------------------------

                  Name:

                  Title:

                  STONE TOWER CLO LTD.

                  By:
                     -----------------------------------

                  Name:

                  Title: